Ehibit 5 (h)

                                                                BD1993NY

Allstate Life Insurance Company of
New York
P.O. Box 82656, Lincoln, NE 68501-2656 Phone 866-718-9824 FAX 866-487-8539

Application for:
ALLSTATE ADVISOR Variable Annuities
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
1.   SELECT PRODUCT
                                o ADVISOR         o ADVISOR PLUS        o ADVISOR PREFERRED
                                  7-YR. SC          8-YR. SC

FOR BROKER USE ONLY:                                                    o Package I o Package II o Package III
                                                                          0-YR. SC    3-YR. SC     5-YR. SC

                                o Program A       o Program A
                                o Program B       o Program B                       o Program B  o Program B
                                o Program C       o Program C                       o Program C  o Program C


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2.  SELECT OPTIONAL BENEFIT(S)


Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

LIVING BENEFIT OPTIONS

     o    TrueReturnSM  Accumulation Benefit (AB) - Select Guarantee Option 1 OR
          2. Investment restrictions apply. For more information, please refer to the instruction page:

          IMPORTANT:  All purchase  payments received will have to adhere to the investment  requirements of the AB rider.  The AB benefit base will be reduced  proportionally  by all withdrawals.  Future purchase payments made after the first contract anniversary  following the AB rider date and any future withdrawals may adversely affect the benefit under this
          Rider. This Rider cannot be terminated until on or after the 5th rider anniversary  unless the owner or annuitant  dies. This rider cannot be traded-  in until  on or after  the 5th  rider  anniversary.  Changing investment  allocations  or making other changes that do not adhere to
          the  investment   requirements  for  the  rider  will  result  in  the
          termination of the rider.  Purchase  payments (and  associated  credit enhancements, if applicable to your contract) received after the first contract anniversary  following the AB rider date will not be included in the  calculation  of your AB benefit  base.  Refer to the rider and prospectus for more details.

     o    Guarantee Option 1. Rider Period: ________ years (8 - 11 years)

     o    Guarantee Option 2. Rider Period: ________ years (10 - 16 years)

o    SureIncomeSM  Withdrawal Benefit (WB) - Investment  restrictions apply. The
     Guarantee  Period  Accounts  (Section  9. C2) are not  available  with this rider.  Certain Variable Accounts are not available with this rider. Please
     refer  to  Section  10  for  the  Variable   Accounts  that  are  noted  as
     unavailable.  For more  information,  please refer to the instruction page.
     These  investment  requirements  will not change  once this rider is issued except  certain  investment  choices  currently  not  available  may become available at a later time.  Violations of the  investment  requirements  of this rider are not  permitted.  Refer to the rider and  prospectus for more details.

     IMPORTANT:  This  rider may have  limited  usefulness  in  connection  with
     Contracts   funding   tax-qualified   programs   subject  to  IRS   minimum
     distribution   requirements   because  withdrawals  made  to  satisfy  such
     requirements  might  result in a punitive  reduction  in the  Benefit  Base and/or Benefit Payment. Such a punitive reduction could severely limit your ability to  utilize  this  rider.  If your  Contract  may be subject to IRS minimum  distribution  requirements you should consult your tax advisor and
     consider   whether   this   rider  is   appropriate   to  your   individual
     circumstances.

DEATH BENEFIT OPTIONS - Select all that apply:

     o Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79

     o    Spousal  Protection  Benefit - Available for owners and annuitants age
          0-90, and co-annuitant age 0-79 (limitations may apply)
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3.   OWNER - If no  Annuitant  is  specified in Section 5. the Owner will be the
     Annuitant.

                                o Male   o Trustee o Grantor
                                o Female o CRT o Non-Grantor o Other___________

_______________________________________________________________________________
Name                            Gender   Owner Type
_______________________________________________________________________________
SSN/TIN                                 Date of Birth Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)       City          State           Zip
_______________________________________________________________________________
Mailing address (if different from above) City          State           Zip
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4.  JOINT OWNER - If any

                                o Male
                                o Female

_____________________________________________________________________________
Name                            Gender
_____________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_____________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip

For Home Office Use Only

BD1993NY                                                PAGE 1 OF 8 (01/05)
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                                                                BD1993NY

5.  ANNUITANT - Complete only if different from the Owner listed above.


                                o Male
                                o Female

_______________________________________________________________________________
Name                            Gender
_______________________________________________________________________________
SSN/TIN                                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)       City          State           Zip
                                                                o Male
                                                                o Female
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth   Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
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6.   BENEFICIARY(IES)  - Spouse must be sole Primary  Beneficiary if the Spousal
     Protection Benefit is selected in Section 2.

_______________________________________________________________________________%
1. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
2. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
3. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
4. Contingent Name     SSN/TIN     Date of Birth Relationship to Owner Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
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7.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

                                o Owner o Yes o No   o Joint Owner o Yes o No
                                o Annuitant(s) o Yes o No

______________________________________________________________________________
1. Name                    Party (e.g. "Owner")                    Country
______________________________________________________________________________
Permanent Resident Card Number (Attach copy if available) Visa Number and Type (Attach copy if available)

______________________________________________________________________________
2. Name                   Party (e.g. "Owner")                     Country
______________________________________________________________________________
Permanent Resident Card Number (Attach copy if available) Visa Number and Type (Attach copy if available)
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8.  TYPE OF PLAN


o Nonqualified  o Traditional IRA       o SEP-IRA       o Roth IRA o
Other________________________________

Tax year for which IRA contribution is being made____________ Contribution by: o Employer o Individual

BD1993NY                                                PAGE 2 OF 8 (01/05)
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9.  INITIAL PAYMENT                                                    BD1993NY
INITIAL PURCHASE PAYMENT: $_______________ MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

A. SOURCE OF PAYMENT o Initial Payment o Transfer o Rollover o 1035 Exchange

B. METHOD OF PAYMENT o Personal Check o Cashier's Check/Money Order o 3rd Party Check o Wire o
Other__________________________

C. ALLOCATION OF PAYMENT

     C1.  Select  from the  following  options  if  SELECTING  the  TrueReturnSM
          Accumulation  Benefit  or  SureIncomeSM  Withdrawal  Benefit.  If  NOT
          selecting  the  TrueReturnSM   Accumulation  Benefit  or  SureIncomeSM
          Withdrawal Benefit, move to section C2 below.

          o    _____% of purchase payment  allocated to the Variable Accounts in
               Section 10b or Asset  Allocation  Model selected in Sections 2 or
               10a.

          o    _____% of purchase payment  allocated to the DCA Account*.  Money will be transferred in equal monthly  installments out of the DCA
               Account  to  the  Variable   Account  in  Section  10b  or  Asset
               Allocation  Model selected in Section 2 or 10a. All money must be trans  ferred out of the DCA  Account by the end of the  selected installment period.

        Select ONE: o3-6 month DCA Account in ________ (3-6) monthly installments
        o 7-12 month DCA Account in ________ (7-12) monthly installments

     C2.  Select from the following  options if NOT  SELECTING the  TrueReturnSM
          Accumulation Benefit or SureIncomeSM Withdrawal Benefit

          o    A portion of purchase  payment  allocated to the Guarantee Period
               Accounts*  and the remainder  allocated to the Variable  Account.
               Allocations  must be whole  percentages  and must add up to 100%.
               Not available if AB or WB was selected in Section 2.

Portion to allocate to Guarantee Period Accounts* o 1-Year Guarantee Period ________ %
                                                  o 3-Year Guarantee Period ________ %
                                                  o 5-Year Guarantee Period ________ %
                                                  o 7-Year Guarantee Period ________ %
Portion to allocate to Variable Account           o Variable Account ________
                                                                         % TOTAL 100 %

          o Growback Strategy - A portion of purchase payment allocated to the (select one) o 3 o 5 OR o 7 Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB or WB was selected in Section 2.

               This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if invest ment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available with all products. See contract or prospectus for more details.


BD1993NY                                                PAGE 3 OF 8 (01/05)
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                                                                BD1993NY

10. Complete either Section 10a or Section 10b to provide instructions for allocating your initial purchase payment. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.
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10. INVESTMENT  CHOICES

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts in Section 9).

If you are also selecting the TrueReturn  Accumulation Benefit or the Withdrawal
Benefit (see Section 2), your allocation options may be limited. Please refer to the instruction page.

Money Market
o Putnam VT Money Market _____%
o Van Kampen LIT Money Market _____%
Bond
o FTVIP Franklin U.S. Government _____%
o Oppenheimer Bond/VA _____%
o Oppenheimer Strategic Bond/VA _____%
o Putnam VT Income _____%
High Yield Bond
o Lord Abbett Series Fund - Bond-Debenture _____%
o Oppenheimer High Income/VA _____%
o Putnam VT High Yield _____%
Large Cap Value
o FTVIP Franklin Growth and Income Securities _____%
o Lord Abbett Series Fund - All Value _____%
o Lord Abbett Series Fund - Growth and Income _____%
o Putnam VT Growth and Income _____%
o Putnam VT New Value _____%
o Van Kampen LIT Comstock Portfolio _____%
o Van Kampen LIT Growth and Income _____%
Large Cap Blend
o Oppenheimer Capital Appreciation/VA _____%
o Oppenheimer Main Street/VA _____%
o Putnam VT Investors _____%
Large Cap Growth
o FTVIP Franklin Large Cap Growth Securities _____%
o Putnam VT Voyager _____%
o Van Kampen LIT Emerging Growth _____%
o Van Kampen UIF Equity Growth _____%
Mid Cap Value
o FTVIP Mutual Shares Securities _____%
o Lord Abbett Series Fund - Mid-Cap Value _____%
o Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
o Lord Abbett Series Fund Growth Opportunities _____%
o Oppenheimer Aggressive Growth/VA _____%
o Putnam VT Vista _____%
o Van Kampen LIT Aggressive Growth _____%
Small Cap Value
o FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
o Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
o Van Kampen UIF Small Company Growth _____%
Balanced
o FTVIP Franklin Income Securities _____%
o Oppenheimer Balanced/VA _____%
o Putnam VT The George Putnam Fund of Boston _____%
o Putnam VT Global Asset Allocation _____%
o Van Kampen UIF Equity and Income _____%
Global and International
o FTVIP Templeton Developing Markets Securities _____%
o FTVIP Templeton Foreign Securities _____%
o Oppenheimer Global Securities/VA _____%
o Putnam VT International Equity _____%
o Van Kampen UIF Global Franchise _____%
Specialty
o Van Kampen UIF Emerging Markets Debt _____%
o Van Kampen UIF U.S. Real Estate _____%
Total 100 %

BD1993NY                                                PAGE 4 OF 8 (01/05)
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                                                                      BD1993NY

11. SPECIAL REMARKS - Insurance home office endorsements are not applicable in Pennsylvania (Attach separate page if necessary)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

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12.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) o Checking Account o Savings Account

IMPORTANT: A VOIDED BLANK CHECK FOR THE NAMED ACCOUNT MUST BE ATTACHED.

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                         Acct. No.

*Please allow three business days for the payment to be credited to your annuity.

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13.  OPTIONAL  PROGRAMS - DOLLAR COST  AVERAGING  PROGRAM - May not be available with all products


 Transfer to (select investment option)         Percent per transfer    Transfer frequency: Monthly
-----------------------------                   --------------%
-----------------------------                   --------------%
-----------------------------                   --------------%
-----------------------------                   --------------%
                                                   Total = 100%
Number of occurrences: __________ (3-12)

IMPORTANT: All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment. The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.


BD1993NY                                                PAGE 5 OF 8 (01/05)
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                                                                BD1993NY

14.  OPTIONAL PROGRAMS - SYSTEMATIC WITHTHDRAWAL PROGRAM

I authorize  the insurer to begin  systematic  withdrawals  in the net amount of
$__________________  from my annuity.  This amount  should be  withdrawn  on the
_______ day  beginning in the month of  ________________________  (please  allow three  business days for receipt of a direct  deposit or seven business days for receipt of a check).  The  account  value will be reduced to reflect  the amount
received,   as  well  as  applicable  charges,   adjustments,   and  income  tax
withholding.  I understand  that  withdrawals  may result in taxable income and, prior to owner's age of 591/2,  may be subject to a 10%  penalty.  Frequency  of payments: o Monthly o Quarterly o Semiannually o Annually

SPECIFY PERCENTAGES TO BE WITHDRAWN

FRANKLIN TEMPLETON
o FTVIP Franklin Growth and Income Securities _____%
o FTVIP Franklin Income Securities _____%
o FTVIP Franklin Large Cap Growth Securities _____%
o FTVIP Franklin Small Cap Value Securities _____%
o FTVIP Franklin U.S. Government _____%
o FTVIP Mutual Shares Securities _____%
o FTVIP Templeton Developing Markets Securities _____%
o FTVIP Templeton Foreign Securities _____%
LORD ABBETT SERIES
o Lord Abbett Series Fund - All Value _____%
o Lord Abbett Series Fund - Bond-Debenture _____%
o Lord Abbett Series Fund - Growth and Income _____%
o Lord Abbett Series Fund - Growth Opportunities _____%
o Lord Abbett Series Fund - Mid-Cap Value _____%
OPPENHEIMER FUNDS
o Oppenheimer Aggressive Growth _____%
o Oppenheimer Bond _____%
o Oppenheimer Capital Appreciation _____%
o Oppenheimer High Income _____%
o Oppenheimer Main Street _____%
o Oppenheimer Main Street Small Cap _____%
OPPENHEIMER FUNDS (CONT.)
o Oppenheimer Multiple Strategies _____%
o Oppenheimer Strategic Bond _____%
PUTNAM
o Putnam VT Global Asset Allocation _____%
o Putnam VT Growth and Income _____%
o Putnam VT High Yield _____%
o Putnam VT Income _____%
o Putnam VT International Equity _____%
o Putnam VT Investors _____%
o Putnam VT Money Market _____%
o Putnam VT The George Putnam Fund of Boston _____%
o Putnam VT Voyager _____%
VAN KAMPEN
o Van Kampen LIT Comstock _____%
o Van Kampen LIT Emerging Growth _____%
o Van Kampen LIT Growth and Income _____%
o Van Kampen LIT Money Market _____%
o Van Kampen UIF Emerging Markets Debt _____%
o Van Kampen UIF Equity and Income _____%
o Van Kampen UIF Global Franchise _____%
o Van Kampen UIF U.S. Mid Cap Value _____%

Please deposit the  above-designated  amount to (check one) o Checking Account o
Savings Account

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                         Acct. No.

IMPORTANT: A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

_____________________________________________________________________________
Payee's Name            Acct. No. (If applicable)
_____________________________________________________________________________
Address
_____________________________________________________________________________
City                            State                   Zip

IMPORTANT: Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD1993NY                                                PAGE 6 OF 8 (01/05)
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                                                                        BD1993NY



15.  OPTIONAL   PROGRAMS  -  FEDERAL   WITHHOLDING   ELECTION  FOR  NON-PERIODIC
     DISTRIBUTIONS

A SEPARATE  WITHHOLDING  ELECTION  MUST BE COMPLETED BY EACH OWNER ON A CONTRACT
IMPORTANT: You may want to consult with your tax advisor.

o No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

o Withholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding A
non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals).
Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________


AUTHORIZATION
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)

_______________________________________________________________________________
Representative's Name           Rep. Number     Firm Name       Phone Number

Not FDIC,               Not Insured by any Federal   Not a     No Bank or Credit        May Lose
NCUA/NCUSIF Insured       Government Agency          Deposit    Union Guarantee           Value

Variable annuities are not protected by the Securities Investor Protection
Corporation (SIPC) as to the loss of the principal amount invested.
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16. REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? o Yes o No

B. Will the annuity applied for replace one or more existing  annuity o Yes o No
(If yes, please complete the following.) or life insurance  contracts?

Company:__________________________________Policy No.___________________________
Cost Basis Amount: $______________________Policy Date:_________________________

C. Have you purchased  another annuity during the current calendar year? o Yes o
No
D. Do you or any joint owner  currently own an annuity issued by the insurer?
o Yes o No
BD1993NY                                                PAGE 7 OF 8 (01/05)
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                                                                        BD1993NY


17.  OWNER'S ACKNOWLEDGEMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected
Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The  interest-credited  rate  applied to assets  remaining  in the  Dollar  Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

o I would like to receive a Statement of Additional Information (SAI)
o I / We have read the disclosure statement above
o I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.
o I / We acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

                  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct  taxpayer  identification  number
(or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including U.S. resident alien).

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

___________________________________________________________________________
Owner's Signature                Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State           Date
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18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? o Yes o No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? o Yes o No

______________________________________________________________________________
Licensed Agent Signature                Print Name      Broker/Dealer
______________________________________________________________________________
Social Security Number (required)       Address
______________________________________________________________________________
Licensed I.D. #                 E-mail address          Telephone

IMPORTANT - Please make sure client name and social security number appear on all client checks.

BD1993NY                                                   PAGE 8 OF 8 (01/05)
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
                                                                BD1994NY

Allstate Life Insurance Company of
New York
P.O. Box 82656, Lincoln, NE 68501-2656 Phone 866-718-9824 FAX 866-487-8539

Application for:
ALLSTATE ADVISOR Variable Annuities
------------------------------------------------------------------------------

1.   SELECT PRODUCT
                                o ADVISOR         o ADVISOR PLUS        o ADVISOR PREFERRED
                                  7-YR. SC          8-YR. SC

FOR BROKER USE ONLY:                                                    o Package I o Package II o Package III
                                                                          0-YR. SC    3-YR. SC     5-YR. SC

                                o Program A       o Program A
                                o Program B       o Program B                       o Program B  o Program B
                                o Program C       o Program C                       o Program C  o Program C


-------------------------------------------------------------------------------
2.  SELECT OPTIONAL BENEFIT(S)


Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

LIVING BENEFIT OPTIONS

     o    TrueReturnSM  Accumulation Benefit (AB) - Select Guarantee Option 1 OR
          2. Investment restrictions apply. For more information, please refer to the instruction page:

          IMPORTANT:  All purchase  payments received will have to adhere to the investment  requirements of the AB rider.  The AB benefit base will be reduced  proportionally  by all withdrawals.  Future purchase payments made after the first contract anniversary  following the AB rider date and any future withdrawals may adversely affect the benefit under this
          Rider. This Rider cannot be terminated until on or after the 5th rider anniversary  unless the owner or annuitant  dies. This rider cannot be traded-  in until  on or after  the 5th  rider  anniversary.  Changing investment  allocations  or making other changes that do not adhere to
          the  investment   requirements  for  the  rider  will  result  in  the
          termination of the rider.  Purchase  payments (and  associated  credit enhancements, if applicable to your contract) received after the first contract anniversary  following the AB rider date will not be included in the  calculation  of your AB benefit  base.  Refer to the rider and prospectus for more details.

     o    Guarantee Option 1. Rider Period: ________ years (8 - 11 years)

     o    Guarantee Option 2. Rider Period: ________ years (10 - 16 years)

o    SureIncomeSM  Withdrawal Benefit (WB) - Investment  restrictions apply. The
     Guarantee  Period  Accounts  (Section  9. C2) are not  available  with this rider.  Certain Variable Accounts are not available with this rider. Please
     refer  to  Section  10  for  the  Variable   Accounts  that  are  noted  as
     unavailable.  For more  information,  please refer to the instruction page.
     These  investment  requirements  will not change  once this rider is issued except  certain  investment  choices  currently  not  available  may become available at a later time.  Violations of the  investment  requirements  of this rider are not  permitted.  Refer to the rider and  prospectus for more details.

     IMPORTANT:  This  rider may have  limited  usefulness  in  connection  with
     Contracts   funding   tax-qualified   programs   subject  to  IRS   minimum
     distribution   requirements   because  withdrawals  made  to  satisfy  such
     requirements  might  result in a punitive  reduction  in the  Benefit  Base and/or Benefit Payment. Such a punitive reduction could severely limit your ability to  utilize  this  rider.  If your  Contract  may be subject to IRS minimum  distribution  requirements you should consult your tax advisor and
     consider   whether   this   rider  is   appropriate   to  your   individual
     circumstances.

DEATH BENEFIT OPTIONS - Select all that apply:

     o Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79

     o    Spousal  Protection  Benefit - Available for owners and annuitants age
          0-90, and co-annuitant age 0-79 (limitations may apply)
------------------------------------------------------------------------------

3. OWNER - If no Annuitant is specified in Section 5. the Owner will be the Annuitant.

                                o Male   o Trustee o Grantor
                                o Female o CRT o Non-Grantor o Other___________

_______________________________________________________________________________
Name                            Gender   Owner Type
_______________________________________________________________________________
SSN/TIN                                 Date of Birth Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)       City          State           Zip
_______________________________________________________________________________
Mailing address (if different from above) City          State           Zip
------------------------------------------------------------------------------

4.  JOINT OWNER - If any

                                o Male
                                o Female

_____________________________________________________________________________
Name                            Gender
_____________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_____________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip

For Home Office Use Only

BD1994NY                                                PAGE 1 OF 8 (01/05)

                                                                BD1994NY

5.  ANNUITANT - Complete only if different from the Owner listed above.


                                o Male
                                o Female

_______________________________________________________________________________
Name                            Gender
_______________________________________________________________________________
SSN/TIN                                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)       City          State           Zip
                                                                o Male
                                                                o Female
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth   Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
-------------------------------------------------------------------------------

6.   BENEFICIARY(IES)  - Spouse must be sole Primary  Beneficiary if the Spousal
     Protection Benefit is selected in Section 2.

_______________________________________________________________________________%
1. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
2. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
3. Primary Name  SSN/TIN   Date of Birth  Relationship to Owner    Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
_______________________________________________________________________________%
4. Contingent Name     SSN/TIN     Date of Birth Relationship to Owner Percentage
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City    State           Zip
-------------------------------------------------------------------------------

7.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

                                o Owner o Yes o No   o Joint Owner o Yes o No
                                o Annuitant(s) o Yes o No

______________________________________________________________________________
1. Name                    Party (e.g. "Owner")                    Country
______________________________________________________________________________
Permanent Resident Card Number (Attach copy if available) Visa Number and Type (Attach copy if available)

______________________________________________________________________________
2. Name                   Party (e.g. "Owner")                     Country
______________________________________________________________________________
Permanent Resident Card Number (Attach copy if available) Visa Number and Type (Attach copy if available)
------------------------------------------------------------------------------

8.  TYPE OF PLAN


o Nonqualified  o Traditional IRA       o SEP-IRA       o Roth IRA o
Other________________________________

Tax year for which IRA contribution is being made____________ Contribution by: o Employer o Individual

BD1994NY                                                PAGE 2 OF 8 (01/05)

9.  INITIAL PAYMENT                                                    BD1994NY
INITIAL PURCHASE PAYMENT: $_______________ MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

A. SOURCE OF PAYMENT o Initial Payment o Transfer o Rollover o 1035 Exchange

B. METHOD OF PAYMENT o Personal Check o Cashier's Check/Money Order o 3rd Party Check o Wire o
Other__________________________

C. ALLOCATION OF PAYMENT

     C1.  Select  from the  following  options  if  SELECTING  the  TrueReturnSM
          Accumulation  Benefit  or  SureIncomeSM  Withdrawal  Benefit.  If  NOT
          selecting  the  TrueReturnSM   Accumulation  Benefit  or  SureIncomeSM
          Withdrawal Benefit, move to section C2 below.

          o    _____% of purchase payment  allocated to the Variable Accounts in
               Section 10b or Asset  Allocation  Model selected in Sections 2 or
               10a.

          o    _____% of purchase payment  allocated to the DCA Account*.  Money will be transferred in equal monthly  installments out of the DCA
               Account  to  the  Variable   Account  in  Section  10b  or  Asset
               Allocation  Model selected in Section 2 or 10a. All money must be trans  ferred out of the DCA  Account by the end of the  selected installment period.

        Select ONE: o3-6 month DCA Account in ________ (3-6) monthly installments
        o 7-12 month DCA Account in ________ (7-12) monthly installments

     C2.  Select from the following  options if NOT  SELECTING the  TrueReturnSM
          Accumulation Benefit or SureIncomeSM Withdrawal Benefit

          o    A portion of purchase  payment  allocated to the Guarantee Period
               Accounts*  and the remainder  allocated to the Variable  Account.
               Allocations  must be whole  percentages  and must add up to 100%.
               Not available if AB or WB was selected in Section 2.

Portion to allocate to Guarantee Period Accounts* o 1-Year Guarantee Period ________ %
                                                  o 3-Year Guarantee Period ________ %
                                                  o 5-Year Guarantee Period ________ %
                                                  o 7-Year Guarantee Period ________ %
Portion to allocate to Variable Account           o Variable Account ________
                                                                         % TOTAL 100 %

          o Growback Strategy - A portion of purchase payment allocated to the (select one) o 3 o 5 OR o 7 Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB or WB was selected in Section 2.

               This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if invest ment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available with all products. See contract or prospectus for more details.


BD1994NY                                                PAGE 3 OF 8 (01/05)

                                                                BD1994NY

10.  Complete either Section 10a or Section 10b to provide instructions for allocating your initial purchase payment. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.
------------------------------------------------------------------------------

10a. TRUEBALANCE(SM) ASSET ALLOCATION PROGRAM - May not be available with all products.

IMPORTANT: If you do not wish to use the TrueBalanceSM Asset Allocation Program or have selected the TrueReturnSM Accumulation Benefit (see Section 2), skip this section and complete Section 10b.

Select ONE of the following Models if you wish to use the TrueBalanceSM Asset
Allocation Program to allocate your purchase payment or DCA transfers to the Variable Account. If you have chosen to allocate a portion of your purchase payment to the Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.

o Conservative o Moderately Conservative o Moderate o Moderately Aggressive o Aggressive

By selecting one of these Models,  you acknowledge  receipt of the TrueBalanceSM
Asset Allocation  Program  materials,  which describe each Model, as well as the program's  terms  and  conditions.  Purchase  payments  will  be  allocated  and transfers will be made automatically among the investment alternatives according to the Model you selected.  These allocations and transfers will reflect current
asset  allocation   recommendations   without  any  further   authorizations  or
instructions  by you. Each Model  represents a combination of  investments  with varying  degrees of risk. The Models do not include the DCA or Guarantee  Period
Accounts.
-------------------------------------------------------------------------------

10b. INVESTMENT CHOICES - Complete this sectionif you are NOT using the TrueBalance(SM) Asset Allocation Program in Section 10a.

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts in Section 9).

IMPORTANT - If you are also selecting the TrueReturnSM Accumulation Benefit or the SureIncomeSM Withdrawal Benefit (see Section 2), your allocation options may be limited. The allocation options in bold letters are not available. Please refer to the instruction page.

Money Market
o Putnam VT Money Market _____%
o Van Kampen LIT Money Market _____%
Bond
o FTVIP Franklin U.S. Government _____%
o Oppenheimer Bond/VA _____%
o Oppenheimer Strategic Bond/VA _____%
o Putnam VT Income _____%
High Yield Bond
o Lord Abbett Series Fund - Bond-Debenture _____%
o Oppenheimer High Income/VA _____%
o Putnam VT High Yield _____%
Large Cap Value
o FTVIP Franklin Growth and Income Securities _____%
o Lord Abbett Series Fund - All Value _____%
o Lord Abbett Series Fund - Growth and Income _____%
o Putnam VT Growth and Income _____%
o Putnam VT New Value _____%
o Van Kampen LIT Comstock Portfolio _____%
o Van Kampen LIT Growth and Income _____%
Large Cap Blend
o Oppenheimer Capital Appreciation/VA _____%
o Oppenheimer Main Street/VA _____%
o Putnam VT Investors _____%
Large Cap Growth
o FTVIP Franklin Large Cap Growth Securities _____%
o Putnam VT Voyager _____%
o Van Kampen LIT Emerging Growth _____%
o Van Kampen UIF Equity Growth _____%
Mid Cap Value
o FTVIP Mutual Shares Securities _____%
o Lord Abbett Series Fund - Mid-Cap Value _____%
o Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
o Lord Abbett Series Fund Growth Opportunities _____%
o Oppenheimer Aggressive Growth/VA _____%
o Putnam VT Vista _____%
o Van Kampen LIT Aggressive Growth _____%
Small Cap Value
o FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
o Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
o Van Kampen UIF Small Company Growth _____%
Balanced
o FTVIP Franklin Income Securities _____%
o Oppenheimer Balanced/VA _____%
o Putnam VT The George Putnam Fund of Boston _____%
o Putnam VT Global Asset Allocation _____%
o Van Kampen UIF Equity and Income _____%
Global and International
o FTVIP Templeton Developing Markets Securities _____%
o FTVIP Templeton Foreign Securities _____%
o Oppenheimer Global Securities/VA _____%
o Putnam VT International Equity _____%
o Van Kampen UIF Global Franchise _____%
Specialty
o Van Kampen UIF Emerging Markets Debt _____%
o Van Kampen UIF U.S. Real Estate _____%
Total 100 %

BD1994NY                                                PAGE 4 OF 8 (01/05)

                                                                      BD1994NY

11. SPECIAL REMARKS - Insurance home office endorsements are not applicable in Pennsylvania (Attach separate page if necessary)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

------------------------------------------------------------------------------

12.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) o Checking Account o Savings Account

IMPORTANT: A VOIDED BLANK CHECK FOR THE NAMED ACCOUNT MUST BE ATTACHED.

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                         Acct. No.

*Please allow three business days for the payment to be credited to your annuity.

------------------------------------------------------------------------------

13. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products


 Transfer to (select investment option)         Percent per transfer    Transfer frequency: Monthly
-----------------------------                   --------------%
-----------------------------                   --------------%
-----------------------------                   --------------%
-----------------------------                   --------------%
                                                   Total = 100%
Number of occurrences: __________ (3-12)

IMPORTANT: All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment. The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.


BD1994NY                                                PAGE 5 OF 8 (01/05)

                                                                BD1994NY

14.  OPTIONAL PROGRAMS - SYSTEMATIC WITHTHDRAWAL PROGRAM

I authorize  the insurer to begin  systematic  withdrawals  in the net amount of
$__________________  from my annuity.  This amount  should be  withdrawn  on the
_______ day  beginning in the month of  ________________________  (please  allow three  business days for receipt of a direct  deposit or seven business days for receipt of a check).  The  account  value will be reduced to reflect  the amount
received,   as  well  as  applicable  charges,   adjustments,   and  income  tax
withholding.  I understand  that  withdrawals  may result in taxable income and, prior to owner's age of 591/2,  may be subject to a 10%  penalty.  Frequency  of payments: o Monthly o Quarterly o Semiannually o Annually

SPECIFY PERCENTAGES TO BE WITHDRAWN

FRANKLIN TEMPLETON
o FTVIP Franklin Growth and Income Securities _____%
o FTVIP Franklin Income Securities _____%
o FTVIP Franklin Large Cap Growth Securities _____%
o FTVIP Franklin Small Cap Value Securities _____%
o FTVIP Franklin U.S. Government _____%
o FTVIP Mutual Shares Securities _____%
o FTVIP Templeton Developing Markets Securities _____%
o FTVIP Templeton Foreign Securities _____%
LORD ABBETT SERIES
o Lord Abbett Series Fund - All Value _____%
o Lord Abbett Series Fund - Bond-Debenture _____%
o Lord Abbett Series Fund - Growth and Income _____%
o Lord Abbett Series Fund - Growth Opportunities _____%
o Lord Abbett Series Fund - Mid-Cap Value _____%
OPPENHEIMER FUNDS
o Oppenheimer Aggressive Growth _____%
o Oppenheimer Bond _____%
o Oppenheimer Capital Appreciation _____%
o Oppenheimer High Income _____%
o Oppenheimer Main Street _____%
o Oppenheimer Main Street Small Cap _____%
OPPENHEIMER FUNDS (CONT.)
o Oppenheimer Multiple Strategies _____%
o Oppenheimer Strategic Bond _____%
PUTNAM
o Putnam VT Global Asset Allocation _____%
o Putnam VT Growth and Income _____%
o Putnam VT High Yield _____%
o Putnam VT Income _____%
o Putnam VT International Equity _____%
o Putnam VT Investors _____%
o Putnam VT Money Market _____%
o Putnam VT The George Putnam Fund of Boston _____%
o Putnam VT Voyager _____%
VAN KAMPEN
o Van Kampen LIT Comstock _____%
o Van Kampen LIT Emerging Growth _____%
o Van Kampen LIT Growth and Income _____%
o Van Kampen LIT Money Market _____%
o Van Kampen UIF Emerging Markets Debt _____%
o Van Kampen UIF Equity and Income _____%
o Van Kampen UIF Global Franchise _____%
o Van Kampen UIF U.S. Mid Cap Value _____%

Please deposit the  above-designated  amount to (check one) o Checking Account o
Savings Account

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                         Acct. No.

IMPORTANT: A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

_____________________________________________________________________________
Payee's Name            Acct. No. (If applicable)
_____________________________________________________________________________
Address
_____________________________________________________________________________
City                            State                   Zip

IMPORTANT: Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD1994NY                                                PAGE 6 OF 8 (01/05)

                                                                        BD1994NY



15.  OPTIONAL   PROGRAMS  -  FEDERAL   WITHHOLDING   ELECTION  FOR  NON-PERIODIC
     DISTRIBUTIONS

A SEPARATE  WITHHOLDING  ELECTION  MUST BE COMPLETED BY EACH OWNER ON A CONTRACT
IMPORTANT: You may want to consult with your tax advisor.

o No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

o Withholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding A
non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals).
Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________


AUTHORIZATION
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)

_______________________________________________________________________________
Representative's Name           Rep. Number     Firm Name       Phone Number

Not FDIC,               Not Insured by any Federal   Not a     No Bank or Credit        May Lose
NCUA/NCUSIF Insured       Government Agency          Deposit    Union Guarantee           Value

Variable annuities are not protected by the Securities Investor Protection
Corporation (SIPC) as to the loss of the principal amount invested.
-------------------------------------------------------------------------------

16. REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? o Yes o No

B. Will the annuity applied for replace one or more existing  annuity o Yes o No
(If yes, please complete the following.) or life insurance  contracts?

Company:__________________________________Policy No.___________________________
Cost Basis Amount: $______________________Policy Date:_________________________

C. Have you purchased  another annuity during the current calendar year? o Yes o
No
D. Do you or any joint owner  currently own an annuity issued by the insurer?
o Yes o No
BD1994NY                                                PAGE 7 OF 8 (01/05)

                                                                        BD1994NY


17.  OWNER'S ACKNOWLEDGEMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected
Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The  interest-credited  rate  applied to assets  remaining  in the  Dollar  Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

o I would like to receive a Statement of Additional Information (SAI)
o I / We have read the disclosure statement above
o I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.
o I / We acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

                  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct  taxpayer  identification  number
(or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including U.S. resident alien).

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

___________________________________________________________________________
Owner's Signature                Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State           Date
------------------------------------------------------------------------------

18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? o Yes o No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? o Yes o No

______________________________________________________________________________
Licensed Agent Signature                Print Name      Broker/Dealer
______________________________________________________________________________
Social Security Number (required)       Address
______________________________________________________________________________
Licensed I.D. #                 E-mail address          Telephone

IMPORTANT - Please make sure client name and social security number appear on all client checks.

BD1994NY                                                   PAGE 8 OF 8 (01/05)